The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund (the “Funds”)

Supplement dated October 15, 2018 to:

•	the GQG Partners Emerging Markets Equity Fund’s Prospectus dated November 28, 2017, as supplemented (the “Emerging Markets Equity Fund Prospectus”);

•	the GQG Partners Emerging Markets Equity Fund’s Statement of Additional Information dated November 28, 2017, as supplemented (the “Emerging Markets Equity Fund SAI”);

•	the GQG Partners US Select Quality Equity Fund’s Prospectus dated September 26, 2018 (the “US Select Quality Equity Fund Prospectus” and, together with the Emerging Markets Equity Fund Prospectus, the “Prospectuses”); and

•	the GQG Partners US Select Quality Equity Fund’s Statement of Additional Information dated September 26, 2018 (the “US Select Quality Equity Fund SAI” and, together with the Emerging Markets Equity Fund SAI, the “SAIs”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

The address of GQG Partners LLC (the “Adviser”), the Funds’ investment adviser, has changed. Therefore, effective immediately, all references to the Adviser’s address are changed to 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301.

Please retain this supplement for future reference.

GQG-SK-005-0100